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                                                                   EXHIBIT 23.10



                          CONSENT OF DIRECTOR NOMINEE



    I hereby consent to being identified in the Registration Statement on Form SB-2 of BiznessOnline.com, Inc. (the "Company") as a nominee for election as a director of the Company.


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
                                /s/ ROBERT A. BYRNE
                                ---------------------------------------------
                                Robert A. Byrne
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Dated: April 30, 1999